Exhibit 10.2



            THIRD AMENDMENT TO TRANSACTION AGREEMENT
             (Pep Boys II Leased Property Facility)


     This THIRD AMENDMENT TO TRANSACTION AGREEMENT dated as of the 31st day of October, 1998 (this "Amendment"), is entered into by and among THE PEP BOYS - MANNY, MOE & JACK, a Pennsylvania corporation ("Lessee" and "Lease Guarantor"); STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, not in its individual capacity except as expressly stated in the Transaction Agreement, but solely as Trustee under the Declaration of Trust (State Street Bank and Trust Company, when acting in its respective capacities as such Trustee, together with any successor trustee under the Declaration of Trust, is herein referred to as the "Trustee" and State Street Bank and Trust
Company, when acting in its individual capacity, is herein referred to as "Trust Company"); CITICORP LEASING, INC., a Delaware corporation ("CLI"), on behalf of itself as a Purchaser and Instrument Holder under the Transaction Agreement and on behalf of the other financial institutions that may, from time to time, become Purchasers or Instrument Holders thereunder; BANK OF MONTREAL ("Bank of Montreal"), as a Purchaser and Instrument Holder under the Transaction Agreement; and CITICORP LEASING, INC., a Delaware corporation ("Agent"), in its capacity as the administrative agent for the Instrument Holders under the Transaction Agreement. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in the Transaction Agreement.


                            RECITALS


     A. Effective as of February 28, 1997, Lessee, Trustee, CLI, Bank of Montreal, and Agent entered into that certain Transaction Agreement (as heretofore amended, supplemented or otherwise modified from time to time, the "Transaction Agreement") pursuant to the terms of which Trustee has acquired the Property. The Property has been leased to Lessee (and, where applicable, certain Additional Lessees that are wholly-owned subsidiaries of Lessee) by Trustee (and in certain cases by a co-trustee appointed pursuant to the terms of Section 8.04 of the Declaration of Trust) under that certain Master Lease of even date with the Transaction Agreement between Trustee, as lessor, and Lessee, as lessee (as heretofore amended, supplemented or otherwise modified from time to time, the "Lease").

     B. Pursuant to the terms and provisions of that certain Lease Guarantee dated of even date with the Lease ("Lease Guarantee"), the Obligations (as defined in the Lease Guarantee) of Lessee under the Lease have been guaranteed by Lease Guarantor.


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

     C. The parties have agreed to certain modifications to the Transaction Agreement.

     NOW,  THEREFORE,  in  consideration  of  the  premises   and
agreements set forth herein and therein, the parties agree as follows:

     1. Section 1.05(e) is hereby amended in its entirety as follows:

          "(c) In no event shall any Advance be available after December 31, 1999 ('Outside Funding Date'). On the Outside
     Funding Date, any unused Commitment of the Purchasers shall be canceled and of no further effect."

     2.    The  definition of "Spread" contained  in  Schedule  1
attached to the Transaction Agreement is hereby amended in its entirety as follows, with such amendment to be effective as of the Interest Period commencing January 4, 1999:

          "'Spread' shall be either (A) in the case of the Certificates, 225 basis points, or (B) in the case of the A-Notes and the B-Notes, the number of basis points determined by reference to the following chart, based on the Debt Rating of Lessee as of the beginning of the applicable Interest Period:

               Lessee's Most
            Recent Debt Rating              Applicable Spread

            BBB+ (or higher)            50 basis points (0.50%)
            BBB                         60 basis points (0.60%)
            BBB-                        70 basis points (0.70%)
            less than BBB-              85 basis points (0.85%)"

     3. Except as amended hereby, the terms and provisions of the Transaction Agreement shall be and remain in full force and effect and are hereby ratified and affirmed. By its execution hereof Lessee Parent hereby ratifies and affirms each and every representation, warranty, covenant, obligation and indemnity contained in the Transaction Agreement as of the date hereof.

     4. By its execution hereof, Lease Guarantor hereby ratifies and affirms each and every representation, warranty, covenant, obligation and indemnity contained in the Lease Guarantee as of the date hereof and acknowledges that the Lease Guarantee remains in full force and effect.

     5. By their execution hereof, Lessee, Pep Boys - Manny, Moe & Jack of Delaware, Inc., a Delaware corporation ("Pep Boys-Delaware"), and The Pep Boys Manny Moe & Jack of California, a California corporation ("Pep Boys-California"), as Indemnitors, hereby ratify and affirm each and every representation, warranty, covenant, obligation and indemnity contained in that certain Environmental Indemnity Agreement dated of even date with the Transaction Agreement as of the date hereof and acknowledge that the Environmental Indemnity Agreement remains in full force and effect.


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

     6. By their execution hereof, Pep Boys-Delaware and Pep Boys-California, in their capacity as Additional Lessees under the Lease, along with Lessee Parent in its capacity as Lessee under the Lease, hereby ratify and affirm each and every representation, warranty, covenant, obligation and indemnity contained in the Lease as of the date hereof and acknowledge that the Lease remains in full force and effect.


     IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first above written.





                 [SEE ATTACHED SIGNATURE PAGES]




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

       SIGNATURE PAGE OF THE PEP BOYS - MANNY, MOE & JACK
                          ATTACHED TO
            THIRD AMENDMENT TO TRANSACTION AGREEMENT


                              LESSEE, LESSEE PARENT, LEASE
                              GUARANTOR AND INDEMNITOR:

                              THE PEP BOYS - MANNY, MOE & JACK,
                              a Pennsylvania corporation


                              By: /s/ Michael J. Holden
                              Name:
                              Title: Executive Vice President &
                                     Chief Financial Officer



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

          SIGNATURE PAGE OF TRUSTEE AND TRUST COMPANY
                          ATTACHED TO
            THIRD AMENDMENT TO TRANSACTION AGREEMENT


                              TRUSTEE:

                              STATE STREET BANK AND TRUST COMPANY,
                              a Massachusetts trust company
                              (not in its individual capacity,  but
                              solely as Trustee)


                              By:
                                   Donald E. Smith, Vice President


                              TRUST COMPANY:

                              STATE STREET BANK AND TRUST COMPANY,
                              a Massachusetts trust company (in its
                              individual capacity, but only as expressly stated herein)


                              By:
                                   Donald E. Smith, Vice President




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

                 SIGNATURE PAGE OF CLI AND AGENT
                           ATTACHED TO
             THIRD AMENDMENT TO TRANSACTION AGREEMENT


                              AGENT and CLI:

                              CITICORP LEASING, INC.,
                              a Delaware corporation


                              By: /s/ Edward S. Mundy
                              Name:
                              Title: Vice President




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

                SIGNATURE PAGE OF BANK OF MONTREAL
                           ATTACHED TO
             THIRD AMENDMENT TO TRANSACTION AGREEMENT


                              Bank of Montreal:

                              BANK OF MONTREAL


                              By:
                              Name:
                              Title:





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


               SIGNATURE PAGE OF ADDITIONAL LESSEES
                           ATTACHED TO
             THIRD AMENDMENT TO TRANSACTION AGREEMENT


                              ADDITIONAL LESSEES AND INDEMNITORS:

                              PEP BOYS - MANNY, MOE & JACK OF
                              DELAWARE, INC., a Delaware corporation


                              By: /s/ Michael J. Holden
                              Name:
                              Title: Executive Vice President &
                                     Chief Financial Officer

                              THE PEP BOYS MANNY MOE & JACK OF
                              CALIFORNIA, a California corporation


                              By: /s/ Michael J. Holden
                              Name:
                              Title: Executive Vice President &
                                     Chief Financial Officer





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